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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2001

                                 RCN Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                   0-22825                    22-3498533
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                          Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 Description of Slides Regarding the Company's Presentation at its
             3rd Quarter Results Conference Call in Princeton, NJ on November 7, 2001.

Exhibit 99.2 RCN Corporation Press Release dated November 7, 2001.

Item 9. Regulation FD Disclosure.

RCN Corporation is making available various slides in connection with the Company's Presentation at its 3rd Quarter Results Conference Call in Princeton, NJ on November 7, 2001. The contents of these slides are described in Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 7, 2001, RCN Corporation issued the press release attached as
Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Some of the statements contained in this Current Report on Form 8-K discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, these so-called forward-looking statements can be identified by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," estimates," "predicts," "potential," or "continue" or the negative of those words and other comparable words. These statements only reflect our prediction. Actual events or results may differ substantially. Important factors that could cause actual results to be materially different from the forward-looking statements include availability of financing, regulatory approvals, uncertainty relating to economic conditions, government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of our services, the availability and success of strategic alliances or relationships, our ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and the emergence of future opportunities. Additional information concerning these and other important factors can be found in our other filings with the Securities and Exchange Commission. Statements in this filing should be made in light of these important factors.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and
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shall not be deemed to be "filed" for the purposes of Section 18 of the
Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           RCN Corporation

                           By:  /s/ John J. Jones
                               _________________________________________________
                               Name: John J. Jones
                               Title:Executive Vice President, General Counsel
                                     and Corporate Secretary

Date:  November 7, 2001
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                                  EXHIBIT INDEX

Exhibit
 No.

99.1 Description of Slides Regarding the Company's Presentation at its 3rd Quarter Results Conference Call in Princeton, NJ on November 7, 2001.

99.2     RCN Corporation  Press Release dated November 7, 2001.